Exhibit 10.3

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE	Medicaid HMO Contract

AHCA CONTRACT NO. FA521

AMENDMENT NO. 2

THIS CONTRACT, entered into between STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Standard Contract, the first paragraph is hereby amended to change the Vendor’s address to the following:

8735 Henderson Road, Ren 2

Tampa, FL 33634

2.	Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $806,942,900.00, (an increase of $36,504,905.00), subject to the availability of funds.

3.	Standard Contract, Section III.C.2 is hereby amended to change the address to the following:

8735 Henderson Road, Ren 2

Tampa, FL 33634

4.	Standard Contract, Section III.E.1 is hereby amended to change the mailing address to the following:

HealthEase of Florida, Inc.

Attn: Regulatory Affairs

P.O. Box 25735

Tampa, FL 33622-5736

5.	Standard Contract, Section III.E.2 is hereby amended to change the street address to the following:

8735 Henderson Road, Ren 2

Tampa, FL 33634

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AHCA Contract No. FA521, Amendment No. 2, Page 1 of 3

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE	Medicaid HMO Contract

6.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table I is hereby amended to now read:

Table 1	Projected Enrollment

County	Maximum Enrollment Level
BREVARD	14,000
BROWARD	13,500
CALHOUN	800
CITRUS	5,000
DUVAL	55,000
ESCAMBIA	18,000
GADSDEN	3,500
HIGHLANDS	3,000
HILLSBOROUGH	18,000
JEFFERSON	1,000
LAKE	6,000
LEON	6,000
LIBERTY	400
MADISON	1,000
MANATEE	6,000
MARION	20,000
MARTIN	5,000
MIAMI-DADE	25,000
ORANGE	25,000
OSCEOLA	8,000
PALM BEACH	9,000
PASCO	6,000
PINELLAS	9,000
POLK	10,000
PUTNAM	6,000
SANTA ROSA	4,000
SARASOTA	3,000
SEMINOLE	4,000
VOLUSIA	15,000
WAKULLA	1,000

7.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, the second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $806,942,900.00, (an increase of $36,504,905.00), expressed on page seven of this contract.

8.	This amendment shall begin on December 27, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

AHCA Contract No. FA521, Amendment No. 2, Page 2 of 3

HEALTHEASE OF FLORIDA, INC., d/b/a HEALTHEASE	Medicaid HMO Contract

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 3 page amendment to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED		SIGNED
BY:	/s/ TODD S. FARHA	BY:	/s/ ALAN LEVINE
NAME:	Todd S. Farha	NAME:	Alan Levine

TITLE:	Chief Executive Officer	TITLE:	Secretary

DATE:	1/04/05	DATE:	1/21/05

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AHCA Contract No. FA521, Amendment No. 2, Page 3 of 3